Hardman Johnston International Growth Fund
(the “Fund”)
a series of Manager Directed Portfolios
Supplement dated July 8, 2020 to the Fund’s
Summary Prospectus, dated February 28, 2020

Effective July 15, 2020, Marmont Partners LLC, the investment adviser to the Fund, has changed its name to Dakota Investments LLC. Accordingly, all references in the Fund’s Summary Prospectus to “Marmont Partners LLC” are hereby deleted and replaced with references to “Dakota Investments LLC.”
In addition, the Fund’s Summary Prospectus are amended to include a new website and e-mail address for shareholder inquiries as follows:
All references to www.marmontpartners.com are hereby deleted and replaced with references to www.hardmanjohnstonfunds.com, and all references to inquiries@marmontpartners.com are hereby deleted and replaced with references to inquiry@dakotainvestments.com.
Finally, all references to the “Marmont Funds” are hereby deleted and replaced with references to the “Dakota Funds.”

Please retain this supplement for future reference.